PartnerRe Ltd.

Redefined Financial Reporting Segments

The following report is being provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The following table provides a summary of the major lines of business for the redefined sub-segments:

Corporate
	Non-life				Life	and Other
		Global	Global
	North	(Non-U.S.)	(Non-U.S.)
	America	P&C	Specialty	Catastrophe
Major lines of business

Property and casualty lines of business:
Property	X	X
Casualty	X	X
Motor	X	X
Multiline	X

Specialty lines of business:
Agriculture	X		X
Aviation/Space			X
Catastrophe				X
Credit/Surety	X		X
Engineering			X
Energy			X
Marine			X
Specialty Property			X
Specialty Casualty			X

Life lines of business
Mortality					X
Longevity					X
Health					X

Other lines of business:
Insurance Linked Securities						X
Principal Finance						X
Strategic Investments						X

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2010

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total
Gross premiums written	$358	$444	$509	$409	$1,720	$187	$2	$1,909

Net premiums written	$357	$436	$456	$358	$1,607	$183	$(6)	$1,784
(Increase) decrease in unearned premiums	(89)	(206)	(119)	(204)	(618)	(18)	$6	(630)
Net premiums earned	$268	$230	$337	$154	$989	$165	$-	$1,154
Losses and loss expenses and life policy benefits	(179)	(246)	(303)	(153)	(881)	(132)	-	(1,013)
Acquisition costs	(69)	(52)	(64)	(12)	(197)	(23)	-	(220)
Technical result	$20	$(68)	$(30)	(11)	$(89)	$10	$-	$(79)

Other income					1	-	-	1
Other operating expenses					(78)	(14)	(36)	(128)
Underwriting result					$(166)	$(4)	n/a	$(206)

Net investment income						16	157	173
Allocated underwriting result (1)						$12	n/a	n/a

Net realized and unrealized investment gains							146	146
Interest expense							(7)	(7)
Amortization of intangible assets							(5)	(5)
Net foreign exchange gains							4	4
Income tax expense							(27)	(27)
Interest in earnings of equity investments							2	2
Net income							n/a	$80

Loss ratio (2)	66.9%	107.0%	90.0%	99.0%	89.1%
Acquisition ratio (3)	25.7%	22.8	18.9	7.9	19.9%
Technical ratio (4)	92.6%	129.8%	108.9%	106.9%	109.0%
Other operating expense ratio (5)					7.9
Combined ratio (6)					116.9%

(1) Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2) Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3) Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4) Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5) Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6) Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2010

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)			Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe		life Segment	Segment	and Other	Total
Gross premiums written	$207	$189	$371	$206		$973	$167	$-	$1,140

Net premiums written	$207	$186	$355	$191		$939	$167	$7	$1,113
Decrease (increase) in unearned premiums	16	45	21	(90)		(8)	6	(6)	(8)
Net premiums earned	$223	$231	$376	$101		$931	$173	$1	$1,105
Losses and loss expenses andlife policy benefits	(116)	(141)	(292)	13		(536)	(169)	-	(705)
Acquisition costs	(69)	(61)	(82)	(7)		(219)	(25)	-	(244)
Technical result	$38	$29	$2	$107		$176	$(21)	$1	$156

Other income (loss)						1	1	(1)	1
Other operating expenses						(82)	(13)	(65)	(160)
Underwriting result						$95	$(33)	n/a	$(3)

Net investment income							20	154	174
Allocated underwriting result (1)							$(13)	n/a	n/a

Net realized and unrealized investment gains								46	46
Interest expense								(13)	(13)
Amortization of intangible assets								(8)	(8)
Net foreign exchange gains								11	11
Income tax expense								(17)	(17)
Interest in earnings of equity investments								1	1
Net income								n/a	191

Loss ratio (2)	52.2%	61.1%	77.6%	(12.8	) %	57.6%
Acquisition ratio (3)	30.7	26.4	21.9	6.3		23.4
Technical ratio (4)	82.9%	87.5%	99.5%	(6.5	) %	81.0%
Other operating expense ratio (5)						8.8
Combined ratio (6)						89.8%

For the six months ended June 30, 2010

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total
Gross premiums written	$564	$633	$880	$615	$2,692	$354	$3	$3,049

Net premiums written	$564	$621	$811	$550	$2,546	$349	$2	$2,897
Increase in unearned premiums	(73)	(160)	(98)	(295)	(626)	(12)	(1)	(639)
Net premiums earned	$491	$461	713	$255	$1,920	$337	$1	$2,258
Losses and loss expenses and life policy benefits	(296)	(387)	(595)	(140)	(1,418)	(299)	-	(1,717)
Acquisition costs	(137)	(114)	(146)	(18)	(415)	(49)	-	(464)
Technical result	$58	$(40)	$(28)	$97	$87	$(11)	$1	$77

Other income (loss)					2	1	(1)	2
Other operating expenses					(160)	(27)	(101)	(288)
Underwriting result					$(71)	$(37)	n/a	$(209)

Net investment income						37	311	348
Allocated underwriting result (1)						$-	n/a	n/a

Net realized and unrealized investment gains							191	191
Interest expense							(20)	(20)
Amortization of intangible assets							(13)	(13)
Net foreign exchange gains							15	15
Income tax expense							(45)	(45)
Interest in earnings of equity investments							4	4
Net income							n/a	$271

Loss ratio (2)	60.2%	84.0%	83.4%	54.6%	73.9%
Acquisition ratio (3)	28.0	24.6	20.5	7.3	21.6
Technical ratio (4)	88.2%	108.6%	103.9%	61.9%	95.5%
Other operating expense ratio (5)					8.3
Combined ratio (6)					103.8%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2010

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total
Gross premiums written	$267	$158	$303	$96	$824	$183	$1	$1,008

Net premiums written	$267	$158	$292	$87	$804	$183	$1	$988
Decrease in unearned premiums	21	67	72	164	324	1	-	325
Net premiums earned	$288	$225	$364	$251	$1,128	$184	$1	$1,313
Losses and loss expenses and life policy benefits	(137)	(174)	(199)	(91)	(601)	(147)	(1)	(749)
Acquisition costs	(80)	(56)	(74)	(18)	(228)	(33)	-	(261)
Technical result	$71	$(5)	$91	$142	$299	$4	$-	$303

Other income					2	-	1	3
Other operating expenses					(81)	(11)	(26)	(118)
Underwriting result					$220	$(7)	n/a	$188

Net investment income						17	147	164
Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							293	293
Interest expense							(12)	(12)
Amortization of intangible assets							(10)	(10)
Net foreign exchange losses							(27)	(27)
Income tax expense							(72)	(72)
Interest in earnings of equity investments							1	1
Net income							n/a	$525

Loss ratio (2)	47.5%	77.1%	54.8%	36.4%	53.3%
Acquisition ratio (3)	27.8	25.2	20.2	7.2	20.2
Technical ratio (4)	75.3%	102.3%	75.0%	43.6%	73.5%
Other operating expense ratio (5)					7.2
Combined ratio (6)					80.7%

For the nine months ended September 30, 2010
		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total
Gross premiums written	$831	$792	$1,183	$711	$3,517	$537	$4	$4,058

Net premiums written	$830	$780	$1,103	$636	$3,349	$533	$3	$3,885
Increase in unearned premiums	(51)	(94)	(27)	(129)	(301)	(12)	-	(313)
Net premiums earned	$779	$686	$1,076	$507	$3,048	$521	$3	$3,572
Losses and loss expenses and life policy benefits	(432)	(561)	(794)	(231)	(2,018)	(447)	(1)	(2,466)
Acquisition costs	(218)	(170)	(219)	(37)	(644)	(82)	-	(726)
Technical result	$129	$(45)	$63	$239	$386	$(8)	$2	$380

Other income					3	2	-	5
Other operating expenses					(241)	(38)	(127)	(406)
Underwriting result					$148	$(44)	n/a	$(21)

Net investment income						54	458	512
Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							485	485
Interest expense							(32)	(32)
Amortization of intangible assets							(23)	(23)
Net foreign exchange losses							(12)	(12)
Income tax expense							(118)	(118)
Interest in earnings of equity investments							5	5
Net income							n/a	796

Loss ratio (2)	55.5%	81.8%	73.7%	45.6%	66.2%
Acquisition ratio (3)	27.9	24.8	20.4	7.2	21.1
Technical ratio (4)	83.4%	106.6%	94.1%	52.8%	87.3%
Other operating expense ratio (5)					7.9
Combined ratio (6)					95.2%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended March 31, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total
Gross premiums written	$338	$305	$327	$205	$1,175	$164	$1	$1,340

Net premiums written	$338	$305	$299	$205	$1,147	$160	$1	$1,308
(Increase) decrease in unearned premiums	(78)	(156)	(63)	(126)	(423)	(20)	1	(442)
Net premiums earned	$260	$149	$236	$79	$724	$140	$2	$866
Losses and loss expenses and life policy benefits	(175)	(68)	(151)	(11)	(405)	(113)	(1)	(519)
Acquisition costs	(68)	(39)	(57)	(8)	(172)	(28)	-	(200)
Technical result	$17	$42	$28	$60	$147	$(1)	$1	$147

Other income					3	1	1	5
Other operating expenses					(54)	(10)	(20)	(84)
Underwriting result					$96	$(10)	n/a	$68

Net investment income						15	118	133
Allocated underwriting result (1)						$5	n/a	n/a

Net realized and unrealized investment losses							(70)	(70)
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(9)	(9)
Net foreign exchange losses							(3)	(3)
Income tax expense							(60)	(60)
Interest in losses of equity investments							(6)	(6)
Net income							n/a	142

Loss ratio (2)	67.2%	45.4%	64.0%	14.1%	55.9%
Acquisition ratio (3)	26.0	26.5	24.3	9.6	23.7
Technical ratio (4)	93.2%	71.9%	88.3%	23.7%	79.6%
Other operating expense ratio (5)					7.4
Combined ratio (6)					87.0%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended June 30, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total

Gross premiums written	$270	$109	$221	$125	$725	$116	$5	$846

Net premiums written	$270	$108	$221	$125	$724	$116	$5	$845
Decrease (increase) in unearned premiums	11	42	(1)	(73)	(21)	7	(5)	(19)
Net premiums earned	$281	$150	$220	$52	$703	$123	$-	$826
Losses and loss expenses and life policy benefits	(175)	(82)	(142)	22	(377)	(85)	3	(459)
Acquisition costs	(69)	(35)	(47)	(4)	(155)	(27)	-	(182)
Technical result	$37	$33	$31	$70	$171	$11	$3	$185

Other income					1	-	2	3
Other operating expenses					(55)	(11)	(32)	(98)
Underwriting result					$117	$-	n/a	$90

Net investment income						15	121	136
Allocated underwriting result (1)						$15	n/a	n/a

Net realized and unrealized investment gains							307	307
Interest expense							(6)	(6)
Net foreign exchange losses							(2)	(2)
Income tax expense							(57)	(57)
Interest in earnings of equity investments							6	6
Net income							n/a	$474

Loss ratio (2)	62.4%	55.0%	64.2%	(43.0)%	53.6%
Acquisition ratio (3)	24.5	23.1	21.4	7.9	22.0
Technical ratio (4)	86.9%	78.1%	85.6%	(35.1)%	75.6%
Other operating expense ratio (5)					7.9
Combined ratio (6)					83.5%

For the six months ended June 30, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total

Gross premiums written	$608	$414	$549	$330	$1,901	$281	$5	$2,187

Net premiums written	$608	$413	$520	$330	$1,871	$277	$5	$2,153
Increase in unearned premiums	(67)	(114)	(63)	(199)	(443)	(14)	(3)	(460)
Net premiums earned	$541	$299	$457	$131	$1,428	$263	$2	$1,693
Losses and loss expenses and
life policy benefits	(350)	(150)	(293)	11	(782)	(198)	2	(978)
Acquisition costs	(137)	(74)	(104)	(12)	(327)	(55)	-	(382)
Technical result	$54	$75	$60	$130	$319	$10	$4	$333

Other income					3	1	4	8
Other operating expenses					(109)	(21)	(52)	(182)
Underwriting result					$213	$(10)	n/a	$159

Net investment income						30	239	269
Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							236	236
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(15)	(15)
Net foreign exchange losses							(5)	(5)
Income tax expense							(117)	(117)
Interest in earnings of equity investments							-	-
Net income							n/a	$616

Loss ratio (2)	64.7%	50.2%	64.1%	(8.6)%	54.8%
Acquisition ratio (3)	25.3	24.8	22.9	8.9	22.9
Technical ratio (4)	90.0%	75.0%	87.0%	0.3%	77.7%
Other operating expense ratio (5)					7.6
Combined ratio (6)					85.3%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended September 30, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total

Gross premiums written	$303	$109	$276	$47	$735	$157	$2	$894

Net premiums written	$303	$108	$275	$47	$733	$157	$2	$892
Decrease in unearned premiums	37	42	2	112	193	3	2	198
Net premiums earned	$340	$150	$277	$159	$926	$160	$4	$1,090
Losses and loss expenses and life policy benefits	(193)	(72)	(185)	(9)	(459)	(115)	-	(574)
Acquisition costs	(87)	(36)	(69)	(12)	(204)	(28)	-	(232)
Technical result	$60	$42	$23	$138	$263	$17	$4	$284

Other income					5	-	3	8
Other operating expenses					(61)	(13)	(28)	(102)
Underwriting result					$207	$4	n/a	$190

Net investment income						16	129	145
Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							330	330
Interest expense							(6)	(6)
Net foreign exchange losses							(1)	(1)
Income tax expense							(93)	(93)
Interest in earnings of equity investments							2	2
Net income							n/a	$567

Loss ratio (2)	56.8%	47.8%	66.8%	5.6%	49.5%
Acquisition ratio (3)	25.7	24.0	24.9	7.4	22.0
Technical ratio (4)	82.5%	71.8%	91.7%	13.0%	71.5%
Other operating expense ratio (5)					6.6
Combined ratio (6)					78.1%

For the nine months ended September 30, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total

Gross premiums written	$912	$523	$824	$376	$2,635	$438	$7	$3,080

Net premiums written	$912	$521	$795	$376	$2,604	$433	$7	$3,044
Increase in unearned premiums	(31)	(72)	(61)	(86)	(250)	(10)	(1)	(261)
Net premiums earned	$881	$449	$734	$290	$2,354	$423	$6	$2,783
Losses and loss expenses and life policy benefits	(543)	(222)	(478)	2	(1,241)	(313)	2	(1,552)
Acquisition costs	(224)	(110)	(174)	(23)	(531)	(83)	-	(614)
Technical result	$114	$117	$82	$269	$582	$27	$8	$617

Other income					9	2	5	16
Other operating expenses					(170)	(34)	(80)	(284)
Underwriting result					$421	$(5)	n/a	$349

Net investment income						46	368	414
Allocated underwriting result (1)						$41	n/a	n/a

Net realized and unrealized investment gains							567	567
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(22)	(22)
Net foreign exchange losses							(6)	(6)
Income tax expense							(210)	(210)
Interest in earnings of equity investments							1	1
Net income							n/a	$1,182

Loss ratio (2)	61.7%	49.4%	65.2%	(0.8)%	52.7%
Acquisition ratio (3)	25.4	24.6	23.6	8.1	22.6
Technical ratio (4)	87.1%	74.0%	88.8%	7.3%	75.3%
Other operating expense ratio (5)					7.2
Combined ratio (6)					82.5%

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the three months ended December 31, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-life	Life	Corporate
	America	P&C	Specialty	Catastrophe	Segment (A)	Segment	and Other	Total

Gross premiums written	$251	$154	$335	$24	$764	$157	$-	$921

Net premiums written	$251	$157	$319	$20	$747	$157	$-	$904
Decrease in unearned premiums	79	122	64	159	424	7	2	433
Net premiums earned	$330	$279	$383	$179	$1,171	$164	$2	$1,337
Losses and loss expenses and life policy benefits	(184)	(169)	(254)	(9)	(616)	(127)	-	(743)
Acquisition costs	(88)	(63)	(81)	(9)	(241)	(30)	-	(271)
Technical result	$58	$47	$48	$161	$314	$7	$2	$323

Other income					4	-	2	6
Other operating expenses					(83)	(13)	(51)	(147)
Underwriting result					$235	$(6)	n/a	$182

Net investment income						16	166	182
Allocated underwriting result (1)						$10	n/a	n/a

Net realized and unrealized investment gains							25	25
Interest expense							(7)	(7)
Amortization of intangible assets							6	6
Net foreign exchange gains							4	4
Income tax expense							(52)	(52)
Interest in earnings of equity investments							14	14
Net income							n/a	$354

Loss ratio (2)	56.0%	60.6%	66.4%	4.9%	52.7%
Acquisition ratio (3)	26.5	22.7	21.1	5.1	20.5
Technical ratio (4)	82.5%	83.3%	87.5%	10.0%	73.2%
Other operating expense ratio (5)					7.1
Combined ratio (6)					80.3%

For the year ended December 31, 2009

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-life	Life	Corporate
	America	P&C	Specialty	Catastrophe	Segment (A)	Segment	and Other	Total

Gross premiums written	$1,162	$677	$1,159	$400	$3,398	$595	$8	$4,001

Net premiums written	$1,162	$679	$1,113	$397	$3,351	$591	$7	$3,949
Decrease (increase) in unearned premiums	48	50	3	73	174	(4)	1	171
Net premiums earned	$1,210	$729	$1,116	$470	$3,525	$587	$8	$4,120
Losses and loss expenses and life policy benefits	(728)	(392)	(732)	(6)	(1,858)	(440)	2	(2,296)
Acquisition costs	(311)	(174)	(254)	(33)	(772)	(113)	-	(885)
Technical result	$171	$163	$130	$431	$895	$34	$10	$939

Other income					13	2	7	22
Other operating expenses					(253)	(47)	(131)	(431)
Underwriting result					$655	$(11)	n/a	$530

Net investment income						62	534	596
Allocated underwriting result (1)						$51	n/a	n/a

Net realized and unrealized investment gains							591	591
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(28)	(28)
Amortization of intangible assets							6	6
Net foreign exchange losses							(1)	(1)
Income tax expense							(262)	(262)
Interest in earnings of equity investments							16	16
Net income							n/a	$1,537

Loss ratio (2)	60.2%	53.7%	65.6%	1.3%	52.7%
Acquisition ratio (3)	25.7	23.8	22.7	7.0	21.9
Technical ratio (4)	85.9%	77.5%	88.3%	8.3%	74.6%
Other operating expense ratio (5)					7.2
Combined ratio (6)					81.8%

(A)	The Company's results for the three months ended and the year ended December 31, 2009 and all subsequent periods include the results of Paris Re from October 2, 2009, the date of acquisition.

PartnerRe Ltd.
Segment Information
(in millions of U.S. dollars)
(Unaudited)

For the year ended December 31, 2008

		Global	Global
	North	(Non-U.S.)	(Non-U.S.)		Total Non-	Life	Corporate
	America	P&C	Specialty	Catastrophe	life Segment	Segment	and Other	Total

Gross premiums written	$1,175	$721	$1,117	$413	$3,426	$584	$18	$4,028

Net premiums written	$1,167	$718	$1,094	$413	$3,392	$579	$18	$3,989
Decrease (increase) in unearned premiums	23	32	(103)	(10)	(58)	(3)	-	(61)
Net premiums earned	$1,190	$750	$991	$403	$3,334	$576	$18	$3,928
Losses and loss expenses and life policy benefits	(863)	(433)	(691)	(144)	(2,131)	(463)	(15)	(2,609)
Acquisition costs	(289)	(182)	(269)	(37)	(777)	(120)	(2)	(899)
Technical result	$38	$135	$31	$222	$426	$(7)	$1	$420

Other income					4	-	6	10
Other operating expenses					(231)	(43)	(91)	(365)
Underwriting result					$199	$(50)	n/a	$65

Net investment income						67	506	573
Allocated underwriting result (1)						$17	n/a	n/a

Net realized and unrealized investment losses							(531)	(531)
Interest expense							(51)	(51)
Net foreign exchange gains							6	6
Income tax expense							(10)	(10)
Interest in losses of equity investments							(5)	(5)
Net income							n/a	$47

Loss ratio (2)	72.5%	57.7%	69.8%	35.8%	63.9%
Acquisition ratio (3)	24.4	24.3	27.1	9.2	23.3
Technical ratio (4)	96.9%	82.0%	96.9%	45.0%	87.2%
Other operating expense ratio (5)					6.9
Combined ratio (6)					94.1%